                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------
                                    UTILITIES
                                      FUND

                              SEMI -- ANNUAL REPORT

                                November 30, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                                 Gail D. Fosler*
                                  Bayard Henry*
                               Richard S. Scipione
                               Edward J. Spellman*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                Senior Vice President and Chief Financial Officer
                                 Susan S. Newton
           Vice President, Assistant Secretary and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02110

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through November, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by 32%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

  On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

  We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

  Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

  Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

      BY ANDREW F. ST. PIERRE, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

                                  JOHN HANCOCK
                                 UTILITIES FUND

 Falling interest rates and improved regulatory outlook boost electric utilities



Six months ago, we reported on the sharp rally in electric utilities that began during the final months of 1994. That rally has continued with only minor interruptions throughout most of 1995, attracting investors to electric utility stocks in droves and propelling utility indexes to historic highs. For reasons we'll explain below, we have doubts about the fundamental strength of many electric utilities. Those doubts have kept us from participating in the rally as fully as some of our competitors. We still have confidence in the strength of our analysis, and believe our strategy will prove wise in the long run,. In the short term, however, we've had to accept a performance that lagged the Fund's peer group. For the six months ended November 30, 1995, John Hancock Utilities Fund had total returns for its Class A and Class B shares of 7.51% and 7.16%, respectively, at net asset value. During the same period, the average utility fund had a total return of 10.29%, according to Lipper Analytical Services.(1)

[A 2 1/2" x 2 3/4" photo of Andrew F. St. Pierre, bottom center. Caption reads:
"Andrew F. St. Pierre, Portfolio Manager."]

BEHIND THE RALLY IN ELECTRIC UTILITIES

During 1995, electric utilities performed more like highly speculative investments. The Dow Jones Utilities Average, for example, was up nearly 30% year-to-date through the end of November. Among the biggest justifications for the rally was the nearly ideal investment climate. Slow growth, benign inflation and declining interest rates have formed an attractive backdrop to financial markets all year, and utilities, like bonds, have been among the major beneficiaries.

                                   [CAPTION]
"During 1995, electric utilities performed more like highly speculative investments."

                       John Hancock Funds - Utilities Fund

[A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into four sections. Going from top left to right:
Electric Utilities 72%, Short-Term Investments & Other 6%, Natural Gas 14%, Telephone/telecommunications 8%. A footnote states: "As a percentage of net assets on November 30, 1995."]

In July, the Federal Reserve shaved one-quarter percentage point off the interest rate banks charge each other for overnight loans, known as the federal funds rate. Rates have continued falling since then with few interruptions, driven ever lower by market participants anticipating the next rate cut by the Fed.

  There were also technical justifications for the rally. One was the warmer than usual summer weather, which increased demand and therefore earnings. Another was the decision by California regulators, announced in May, to extend the timetable for introducing retail competition among electricity providers. Many utility investors who had abandoned the sector a year before, when competition seemed imminent, saw this as their opportunity to get back in. Finally, as the broader stock market has surged, many investors, fearful of a correction, have redeployed a portion of their assets into securities perceived to be defensive, including utility stocks.

WHY WE REMAIN CAUTIOUS

At the end of November, electric utilities totaled about 72% of the Fund's assets, up from 54% six months ago. That's a significant stake, and the Fund profited as a result. Even so, it's a lighter proportion than the three most-commonly referenced utility indexes and the average utility fund. Additionally, nearly half of our electric utility holdings were preferred stocks, not common stocks. With their higher-than-average dividends, preferreds helped boost the Fund's yield but failed to keep pace with utility common stocks during the rally. So why have we held back?

  One of the few certainties facing the electric utilities industry as it looks toward the coming era of retail competition is margin compression, or lower earnings. Some utilities may have managed to postpone the inevitable by means of layoffs, internal cost-cutting, and the shedding of peripheral enterprises, but there are limits to the effectiveness of those tactics. Competition is coming, and in all likelihood it's the shareholders, not the rate-payers, who will bear the brunt of the cost. That could well mean not only lower earnings, but also lower dividends.

  All year, however, the stocks kept climbing, lifting traditional measures of value -- such as price-to-earnings ratios -- to what we believe are unreasonable levels. Still, the Fund made money on a number of these stocks. These included Pacific Gas and Electric, which was up 19% year-to-date and Unicom, up 45%. Our favorite

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "CMS Energy" followed by an up arrow and the phrase "Above-average earnings potential". The second listing is "Natural Fuel Gas" followed by an up arrow and the phrase "Improving outlook for gas prices". The third listing is "Niagara Mohawk Power" followed by a down arrow and the phrase "Regulatory dispute". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
"One of the few certainties facing the electric utilities industry... is margin compression, or lower earnings."

                       John Hancock Funds - Utilities Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1995." The chart is scaled in increments of 3% from top to bottom with 12% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 7.51% total return for John Hancock Utilities Fund, Class A. The second represents the 7.16% total return for John Hancock Utilities Fund, Class B.
The third represents the 10.29% total return for the average utility fund. Footnote below reads: "Total returns for John Hancock Utilities Fund are at net asset value with all distributions reinvested. The average general utility fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information.]

was CMS Energy, a Michigan electric utility with a natural gas division that produces almost half its earnings. The cost of owning CMS is a below-average yield -- about 3.5%. But that's offset long-term by an above-average potential for earnings and dividend growth over the next five years.

OTHER UTILITIES

Oil and gas stocks totaled about 14% of the Fund's assets at the end of November, and together they rose about 12% during the past six months. Most are natural-gas stocks, which have struggled lately in the face of a worldwide glut. Fortunately, production has eased, and indications are that by next year the supply overhang may begin to fall off. Our favorite gas stock is still Enron, a production and pipeline company that has done reasonably well despite the flat global market for its product. The Fund also had a small stake -- less than 5% -- in telephone utilities, including Sprint, a long-distance service provider, and two regional Bell operating companies, Bell Atlantic and US West.

OUTLOOK

Some of the most promising stocks seem to be in the energy industry, particularly the large international oil companies. They're well-placed to profit from an expanding global economy and higher inflation, and could also become attractive to investors seeking stability in the midst of growing uncertainty in the stock market. So we'll likely maintain our underweighting in electric utilities, trimming both common stocks and preferreds in the months ahead, and shift some of the Fund's assets to those oil companies. Our call on the electric utility industry cost the Fund money in 1995, we recognize that. But we believe we were early, not wrong, and we see no reason to change course now. Until the industry fundamentals improve, we think it wise to remain defensive.

(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

                                 [CAPTION]
"...we'll likely maintain our underweighting in electric utilities."

                              A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Utilities Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5.00% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see the prospectus for risks associated with industry segment investing.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                    ONE      LIFE OF
                                                    YEAR     FUND(1)
                                                    ----     -------
 John Hancock Utilities Fund: Class A               9.18%     3.88%
 John Hancock Utilities Fund: Class B               9.10%     4.21%

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                    ONE      LIFE OF
                                                    YEAR     FUND(1)
                                                    ----     -------

 John Hancock Utilities Fund: Class A(2)            9.18%     2.32%
 John Hancock Utilities Fund: Class B(2)            9.10%     2.51%


                              NOTES TO PERFORMANCE

(1) Both Class A and Class B shares started on February 1, 1994.

(2) Without the limitation of expenses, the average annualized total returns for the one-year period and since inception would have been 8.52% and (0.37%) for Class A shares and 8.44% and (0.18%) for Class B shares.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Utilities Fund would be worth on November 30, 1995, assuming you had invested on the day each class of shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Dow Jones Utilities Average -- an unmanaged index that measures the performance of the utility industry in the United States. It consists of 15 actively traded stocks representing a cross section of corporations involved in various phases of the utility industry.

                                                                  Description
                                                                  for pg. 7

Utilities Fund
Class A shares

Line chart with the heading Utilities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Utilities Fund on February 1, 1994, before sales charge, and is equal to $11,189 as of November 30, 1995. The second line represents the Utilities Fund after sales charge and is equal to $10,627 as of November 30, 1995. The third line represents the value of the Dow Jones Utilities Average and is equal to $9,548 as of November 30, 1995.

Utilities Fund
Class B shares

Line chart with the heading Utilities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Utilities Fund on February 1, 1994, before contingent deferred sales charge, and is equal to $11,057 as of November 30, 1995. The second line represents the Utilities Fund after contingent deferred sales charge and is equal to $10,657 as of November 30, 1995. The third line represents the value of the Dow Jones Utilities Average and is equal to $9,548 as of November 30, 1995.

                              FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)
---------------------------------------------------------------------------------------------------
ASSETS:
     Investments at value - Note C:
          Common stocks (cost - $46,851,989) ......................................     $51,103,074
          Preferred stocks (cost - $15,609,238) ...................................      16,184,025
          Bonds (cost - $2,000,000) ...............................................       2,051,560
          Corporate savings account ...............................................         209,772
                                                                                        -----------
                                                                                         69,548,431
     Receivable for shares sold ...................................................          58,536
     Receivable for investments sold ..............................................         522,900
     Dividends receivable .........................................................         229,535
     Interest receivable ..........................................................          50,319
     Receivable from John Hancock Advisers, Inc. - Note B .........................           6,662
     Deferred organization expenses - Note A ......................................          26,922
                                                                                        -----------
                    Total Assets ..................................................      70,443,305
                    -------------------------------------------------------------------------------
LIABILITIES:
     Payable for shares repurchased ...............................................          33,479
     Payable to John Hancock Advisers, Inc. and affiliates - Note B ...............          72,130
     Accounts payable and accrued expenses ........................................          33,465
                                                                                        -----------
                    Total Liabilities .............................................         139,074
                    -------------------------------------------------------------------------------
NET ASSETS:
     Capital paid-in ..............................................................      64,077,080
     Accumulated net realized gain on investments and foreign currency
      transactions ................................................................         939,514
     Net unrealized appreciation of investments and foreign currency transactions..       4,875,380
     Undistributed net investment income ..........................................         412,257
                                                                                        -----------
                    Net Assets ....................................................     $70,304,231
                    ===============================================================================

NET ASSET VALUE PER SHARE:
(Based on net asset values and shares of beneficial interest outstanding -
   unlimited number of shares authorized with no par value)
     Class A - $23,337,473 / 2,618,912 ............................................     $      8.91
     ==============================================================================================
     Class B - $46,966,758 / 5,289,942 ............................................     $      8.88
     ==============================================================================================
MAXIMUM OFFERING PRICE PER SHARE *
     Class A - ($8.91 x 105.26%) ..................................................     $      9.38
     ==============================================================================================


* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON NOVEMBER 30, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund

STATEMENT OF OPERATIONS
Six months ended November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends (net of foreign withholding taxes of $17,132) ........................................     $ 1,459,314
     Interest .......................................................................................         377,556
                                                                                                          -----------
                                                                                                            1,836,870
                                                                                                          -----------
EXPENSES:
     Investment management fee - Note B .............................................................         233,295
     Distribution/service fee - Note B
          Class A ...................................................................................          34,867
          Class B ...................................................................................         217,057
     Transfer agent fee - Note B ....................................................................         100,171
     Registration and filing fees ...................................................................          23,819
     Custodian fee ..................................................................................          22,581
     Printing .......................................................................................          13,389
     Auditing fee ...................................................................................          10,000
     Organization Expense - Note A ..................................................................           4,264
     Trustees' fees .................................................................................           2,729
     Legal fees .....................................................................................           1,866
     Miscellaneous ..................................................................................             951
                                                                                                          -----------
                    Total Expenses ..................................................................         664,989
                    Less Expenses Reimbursable by John Hancock Advisers, Inc. - Note B ..............        (146,255)
                    -------------------------------------------------------------------------------------------------
                    Net Expenses ....................................................................         518,734
                    -------------------------------------------------------------------------------------------------
                    Net Investment Income ...........................................................       1,318,136
                    -------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
     Net realized gain on investments sold ..........................................................         939,498
     Net realized gain on foreign currency transactions .............................................           3,157
     Change in net unrealized appreciation/depreciation of investments ..............................       2,434,423
     Change in net unrealized appreciation/depreciation of foreign currency transactions ............          (6,068)
                                                                                                          -----------
                    Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions       3,371,010
                    -------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations ............................     $ 4,689,146
                    =================================================================================================


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED
                                                                               NOVEMBER 30, 1995   YEAR ENDED
                                                                                  (UNAUDITED)     MAY 31, 1995
                                                                                  -----------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ....................................................      $ 1,318,136     $ 1,639,725
  Net realized gain on investments sold and foreign currency transactions ..          942,655           1,432
  Change in net unrealized appreciation/depreciation of investments
    and foreign currency transactions ......................................        2,428,355       2,466,201
                                                                                  -----------     -----------
    Net Increase in Net Assets Resulting from Operations ...................        4,689,146       4,107,358
                                                                                  -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
    Class A - ($0.1954 and $0.3401 per share, respectively) ................         (479,759)       (493,188)
    Class B - ($0.1658 and $0.2988 per share, respectively) ................         (823,258)       (767,459)
                                                                                  -----------     -----------
Total Distributions to Shareholders ........................................       (1,303,017)     (1,260,647)
                                                                                  -----------     -----------
FROM FUND SHARE TRANSACTIONS -- NET* .......................................        9,345,410      53,500,247
                                                                                  -----------     -----------
NET ASSETS:
Beginning of period ........................................................       57,572,692       1,225,734
                                                                                  -----------     -----------
End of period (including undistributed net investment income of $412,257
  and $397,138, respectively) ..............................................      $70,304,231     $57,572,692
                                                                                  ===========     ===========

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                       SIX MONTHS ENDED
                                                                      NOVEMBER 30, 1995                 YEARENDED
                                                                         (UNAUDITED)                   MAY 31, 1995
                                                                    -----------------------      ------------------------
                                                                       Shares        Amount         Shares       Amount
                                                                    ----------    -----------    ----------    ----------
CLASS A
 Shares sold.....................................................    2,729,684    $23,862,350     3,085,752    $24,890,175
 Shares issued to shareholders in reinvestment
   of distributions..............................................       48,004        407,085        49,990        400,435
                                                                    ----------    -----------     ---------    -----------
                                                                     2,777,688     24,269,435     3,135,742     25,290,610
 Less shares repurchased.........................................   (2,427,422)   (21,321,380)     (961,612)    (7,849,867)
                                                                    ----------    -----------     ---------    -----------
 Net increase....................................................      350,266    $ 2,948,055     2,174,130    $17,440,743
                                                                    ==========    ===========     =========    ===========

CLASS B

 Shares sold.....................................................    1,213,953    $10,365,650     4,745,699    $38,182,620
 Shares issued to shareholders in reinvestment
   of distributions..............................................       77,597        656,817        79,202        633,888
                                                                    ----------    -----------     ---------    -----------
                                                                     1,291,550     11,022,467     4,824,901     38,816,508
 Less shares repurchased.........................................     (538,915)    (4,625,112)     (341,569)    (2,757,004)
                                                                    ----------    -----------     ---------    -----------
 Net increase....................................................      752,635    $ 6,397,355     4,483,332    $36,059,504
                                                                    ==========    ===========     =========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FOR THE PERIOD
                                                               SIX MONTHS ENDED                              FEBRUARY 1, 1994
                                                               NOVEMBER 30, 1995        YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                                  (UNAUDITED)          MAY 31, 1995           TO MAY 31, 1994
                                                                  -----------          ------------           -----------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ........................      $  8.48              $  8.26                $  8.50
                                                                     -------              -------                -------
  Net Investment Income .......................................         0.20                 0.44(b)                0.12(b)
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions .........................         0.43                 0.12                  (0.36)
                                                                     -------              -------                -------
    Total from Investment Operations ..........................         0.63                 0.56                  (0.24)
                                                                     -------              -------                -------
  Less Distributions:
  Dividends from Net Investment Income ........................        (0.20)               (0.34)                  --
                                                                     -------              -------                -------
  Net Asset Value, End of Period ..............................      $  8.91              $  8.48                $  8.26
                                                                     =======              =======                =======
  Total Investment Return at Net Asset Value (c) ..............         7.51%(d)             7.10%                 (2.82%)(d)
  Total Adjusted Investment Return at Net Asset Value (c)(e) ..         7.07%(d)             6.44%                (13.89%)(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ...................      $23,337              $19,229                $   781
  Ratio of Expenses to Average Net Assets .....................         1.06%*               1.04%                  1.00%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ........         1.50%*               1.70%                 12.07%*
  Ratio of Net Investment Income to Average Net Assets ........         4.42%*               5.39%                  4.53%*
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (a) ............................................         3.98%*               4.73%                 (6.54%)*
  Portfolio Turnover Rate .....................................           47%                  98%                     6%
  Fee Reduction Per Share .....................................      $  0.02(b)           $  0.05(b)             $  0.27(b)


THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                                                 SIX MONTHS ENDED                            FEBRUARY 1, 1994
                                                                 NOVEMBER 30, 1995       YEAR ENDED    (COMMENCEMENT OF OPERATIONS)
                                                                    (UNAUDITED)         MAY 31, 1995         TO MAY 31, 1994
                                                                    -----------         ------------   ----------------------------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ........................     $  8.45               $  8.25              $  8.50
                                                                    -------               -------              -------
  Net Investment Income .......................................        0.16                  0.38(b)              0.08(b)
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions .........................        0.44                  0.12                (0.33)
                                                                    -------               -------              -------
    Total from Investment Operations ..........................        0.60                  0.50                (0.25)
                                                                    -------               -------              -------
  Less Distributions:
  Dividends from Net Investment Income ........................       (0.17)                (0.30)                ----
                                                                    -------               -------              -------
  Net Asset Value, End of Period ..............................     $  8.88               $  8.45              $  8.25
                                                                    =======               =======              =======
  Total Investment Return at Net Asset Value (c) ..............        7.16%(d)              6.31%               (2.94%)(d)
  Total Adjusted Investment Return at Net Asset Value (c)(e) ..        6.72%(d)              5.65%              (14.01%)(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ...................     $46,967               $38,344              $   445
  Ratio of Expenses to Average Net Assets .....................        1.81%*                1.71%                1.72%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ........        2.25%*                2.37%               12.79%*
  Ratio of Net Investment Income to Average Net Assets ........        3.69%*                4.64%                4.20%*
  Ratio of Adjusted Net Investment Income (Loss)
    to Average Net Assets (a) .................................        3.25%*                3.98%               (6.87%)*
  Portfolio Turnover Rate .....................................          47%                   98%                   6%
  Fee Reduction Per Share .....................................     $  0.02(b)            $  0.05(b)           $  0.27(b)

 * On an annualized basis.
(a) On an unreimbursed basis.
(b) On average month end shares outstanding.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.
(e) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY UTILITIES FUND ON NOVEMBER 30, 1995. IT'S DIVIDED INTO FOUR MAIN
CATEGORIES:COMMON STOCKS, PREFERRED STOCKS, BONDS AND SHORT-TERM INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------       -----
COMMON STOCKS
BROADCASTING (1.66%)
  US West Media Group ........................        22,000*       $   396,000
  Viacom, Inc. (Class A)** ...................        16,000*           770,000
                                                                    -----------
                                                                      1,166,000
                                                                    -----------
DIVERSIFIED OPERATIONS (0.55%)
  Tenneco, Inc. ..............................         8,000            384,000
                                                                    -----------
OIL & GAS (5.77%)
  Enron Corp. ................................        30,000          1,125,000
  Global Marine, Inc.** ......................        66,000            445,500
  Occidental Petroleum Corp. .................        70,000          1,548,750
  Panhandle Eastern Corp. ....................        13,500            383,062
  Sonat, Inc. ................................        17,250            556,313
                                                                    -----------
                                                                      4,058,625
                                                                    ===========
POLLUTION CONTROL (1.53%)
  Memtec Ltd., American Depositary
    Receipt, ("ADR"), (Australia) ............        60,000*         1,072,500
                                                                    -----------
PUBLISHING (0.95%)
  News Corporation Ltd., ADR, (Australia) ....        32,000*           672,000
                                                                    -----------
UTILITIES (62.23%)
  American Electric Power Co. ................        22,000*           827,750
  Baltimore Gas & Electric Co. ...............        21,000            559,125
  Bell Atlantic Corp. ........................        14,750            929,250
  Boston Edison Co. ..........................        27,500            766,562
  Carolina Power & Light Co. .................        26,500            871,188
  Central & South West Corp. .................        42,600          1,144,875
  Central Costanera S.A., ADR, (Argentina) ...        37,000          1,154,544
  Central Hudson Gas & Elec ..................        16,500            501,188
  CMS Energy Corp. ...........................        65,860          1,794,685
  Commonwealth Energy System Cos .............         7,400            333,000
  Connecticut Energy Corp. ...................         4,800             96,600
  Consolidated Electric Power Asia Ltd.,
    (Hong Kong) (Y)                                  325,000*           531,472
  Delmarva Power & Light Co. .................        47,000          1,045,750
  Detroit Edison Co. .........................        46,000          1,500,750
  Dominguez Services Corp. ...................        11,000            195,250
  Eastern Utilities Association ..............        42,000            966,000
  Empresa Nacional de Electridad S.A.,
    ADR, (Spain) .............................        33,000          1,782,000
  Florida Progress Corp. .....................        27,500*           945,312
  FPL Group, Inc. ............................        13,950            605,081
  General Public Utilities Corp. .............        51,875          1,640,547
  GTE Corp. ..................................        14,700        $   626,588
  Houston Industries, Inc. ...................        30,000*         1,372,500
  Illinova Corp. .............................        43,240          1,226,935
  IPALCO Enterprises, Inc. ...................        21,500            803,562
  KU Energy Corp. ............................        13,000            381,875
  MidAmerican Energy Co. .....................        20,800*           345,800
  Midlands Electricity PLC, ADR,
    (United Kingdom) .........................        35,000*           996,772
  National Fuel Gas Co. ......................        21,600            693,900
  National Power PLC, ADR, (United Kingdom) ..        25,000            287,500
  New England Electric System ................        42,600          1,661,400
  New Jersey Resources Corp. .................        35,000*           975,625
  Niagara Mohawk Power Corp. .................        70,000*           691,250
  Ohio Edison Co. ............................        57,000          1,296,750
  PacifiCorp .................................        64,600          1,267,775
  Pacific Gas & Electric Co. .................        34,000*           935,000
  Peco Energy Co. ............................        51,700          1,499,300
  Piedmont Natural Gas Co., Inc. .............         5,000            117,500
  Pinnacle West Capital Corp. ................        61,800          1,684,050
  Portland General Corp. .....................        22,550            637,038
  PowerGen PLC, ADR, (United Kingdom) ........         2,000*            68,000
  Providence Energy Corp. ....................         7,200            117,900
  Public Service Co. Of NM** .................        54,000            951,750
  Public Service Enterprise Group, Inc. ......        56,000          1,659,000
  SBC Communications, Inc. ...................           575             31,050
  Southern Co. ...............................        23,200            530,700
  Telefonica de Argentina S.A.,
    ADR, (Argentina) .........................        13,800            338,100
  Unicom Corp. ...............................         5,950            190,400
  Union Electric Co. .........................        26,000*         1,043,250
  United Cities Gas Co. ......................        22,300            379,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund

                                                                      MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------       -----
UTILITIES (CONTINUED)
  US West Communications Group
    (formerly US West, Inc.) .................       22,000         $   687,500
  Western Resources, Inc. ....................       36,800           1,219,000
  Wicor, Inc. ................................       15,100             464,325
  WPS Resources Corp. ........................       11,900             377,825
                                                                     ----------
                                                                     43,749,949
                                                                     ==========
                          TOTAL COMMON STOCKS
                           (Cost $46,851,989)        (72.69%)        51,103,074
                                                     ------          ----------
PREFERRED STOCKS
OIL & GAS (2.95%)
  Enron Capital LLC, 8.00%, Gtd MIPS .........       26,500             669,125
  Lasmo PLC, 10.00%, American Depositary
    Shares, Ser A (United Kingdom) ...........       57,000           1,403,625
                                                                     ----------
                                                                      2,072,750
                                                                     ----------
UTILITIES (20.07%)
  Baltimore Gas & Electric Co., 6.99% ........        5,000*            531,875
  CL & P Capital Corp., 9.30%, Ser A .........       20,000             532,500
  Commonwealth Edison Co., $2.425 ............        5,000             140,000
  Commonwealth Edison Co., $8.40, Ser A ......       11,336           1,147,770
  Commonwealth Edison Co., $8.40, Ser B ......        7,137             717,269
  Commonwealth Energy System Cos., 4.80%,
    Ser A ....................................        4,600             381,800
  GTE Florida, Inc., 8.16% ...................       10,000           1,025,000
  Gulf States Utilities Co., $9.96 ...........        2,955             292,545
  Indianapolis Power & Light Co., 8.20% ......        8,000             822,000
  Kentucky Power, 8.72%, Ser A ...............       40,000*          1,030,000
  Long Island Lighting Co., 7.95%, Ser AA ....        5,000             122,500
  MCN Michigan, Limited Partnership,
    9.375%, Ser A ............................       30,000             798,750
  NWPS Capital Financing, 8.125% .............       40,000*          1,010,000
  Northern States Power Co. of MN,
    $6.80, Ser H .............................        4,080*            416,160
  Northern States Power Co. of MN,
    Adjustable Rate Preferred, Ser A .........          200              19,100
  PG & E Capital, 7.90%, Ser A ...............       60,000*          1,507,500
  PacifiCorp, $1.98, Ser 1992 ................       30,500*            785,375
  Potomac Electric Power, $3.82, Ser 1969 ....        4,670*            242,256
  Public Service Electric & Gas Co., 6.92% ...        7,000*            750,750
  Sprint Corp., 8.25%, DECS ..................       15,000             538,125
  UtiliCorp Capital, Limited Partnership,
    8.875%, Ser A ............................       50,000*          1,300,000
                                                                     ----------
                                                                     14,111,275
                                                                     ==========
                       TOTAL PREFERRED STOCKS
                           (Cost $15,609,238)        (23.02%)        16,184,025
                                                      -----          ----------

                                       INTEREST   S&P       PARVALUE       MARKET
ISSUER, DESCRIPTION                      RATE    RATING  (OOO'S OMITTED)    VALUE
-------------------                      ----    ------   -------------     -----
BONDS
GOVERNMENTAL - U.S. AGENCIES (2.92%)
  Federal Home Loan Mortgage
    Corp., 07-27-05 .................    7.30%    AAA       $2,000        $2,051,560
                          TOTAL BONDS                                     ----------
                    (Cost $2,000,000)                        (2.92%)       2,051,560
                                                            ------        ----------
SHORT TERM INVESTMENTS
CORPORATE SAVINGS ACCOUNT (0.30%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 5.25% ..............                                        209,772
                                                                          ----------
         TOTAL SHORT-TERM INVESTMENTS                        (0.30%)         209,772
                                                            ------        ----------
                    TOTAL INVESTMENTS                       (98.93%)     $69,548,431
                                                            ======       ===========

** Securities, other than short-term investments, newly added to the portfolio during the period ending November 30, 1995.
** Non-income producing security.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U. S. dollar denominated.
The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund

(UNAUDITED)
NOTE A  --
ACCOUNTING POLICIES
John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Utilities Fund (the "Fund"), John Hancock Strategic Income Fund and John Hancock Independence Diversified Core Equity Fund.

  The Trustees have authorized the issuance of two classes of shares of the Fund designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $4,131 attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day (June 1, 1995) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex- dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

  The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B  --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.70% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.65% of the Fund's average daily net asset value in excess of $250,000,000.

  In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

  Additionally, the Adviser has agreed to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee) to 0.50% of the Fund's average daily net assets. Accordingly, for the period ended November 30, 1995, the reduction in the Fund's expenses collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $146,255.

  The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1995, JH Funds received net sales charges of $141,735 with regard to sales of Class A shares. Out of this amount, $20,539 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $70,760 was paid as sales commissions and service fees to unrelated broker-dealers and $50,436 was paid as sales commissions and service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

  Class B shares redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at

                          NOTES TO FINANCIAL STATEMENTS

                       John Hancock Funds - Utilities Fund

the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1995 contingent deferred sales charges received by JH Funds amounted to $90,071.

  In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

  The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to October 1, 1995, the Fund paid transfer agent fees as a class specific expense based on the number of shareholder accounts and certain out-of-pocket expenses. For the four months ended September 30, 1995 the transfer expense, calculated as a class specific expense, was $21,148 for Class A and $45,744 for Class B, respectively. Effective October 1, 1995, transfer agent expense is being treated as a fund expense based on the number of shareholder accounts and certain out-of-pocket expenses.

  Messrs. Edward J. Boudreau, Jr., and Richard S. Scipione are directors and officers of the Adviser, and its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended November 30, 1995 aggregated $32,379,727 and $16,523,032, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the period ended November 30, 1995 aggregated $13,584,687 and $11,680,625, respectively.

  The cost of investments owned at November 30, 1995 for Federal income tax purposes was $64,461,227. Gross unrealized appreciation and depreciation of investments aggregated $5,802,656, and $925,224, respectively, resulting in net unrealized appreciation of $4,877,432.

                                      NOTES

                      John Hancock Funds - Utilities Fund

                                      NOTES

                      John Hancock Funds - Utilities Fund

[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
 A GLOBAL INVESTMENT MANAGEMENT FIRM                              U.S. Postage
101 Huntington Avenue Boston, MA 02199-7603                           PAID
                                                                  Brockton, MA
                                                                 Permit No. 582


--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Utilities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


[A recycled logo in lower left hand corner with the caption "Printed on Recylced Paper."]